EXHIBIT (a)(1)(ii)

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE PREFERRED STOCK)
                                       OF
                              WCI COMMUNITIES, INC
             PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 23, 2007
                                       BY
                                ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                        ICAHN PARTNERS MASTER FUND III LP
                                       AND
                         HIGH RIVER LIMITED PARTNERSHIP

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              THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
            MIDNIGHT, NEW YORK CITY TIME, ON MAY 18, 2007, UNLESS THE
                   OFFER IS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                    American Stock Transfer & Trust Company

By Mail or Overnight      By Facsimile Transmission      By Hand:
Courier:                  (for eligible institutions
                          only):
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American Stock Transfer   American Stock Transfer        American Stock Transfer
& Trust Company           & Trust Company                & Trust Company
Attn: Reorganization      Attn:  Reorganization          Attn: Reorganization
Department                Department                     Department
6201 15th Avenue          Facsimile: 218-234-5001        59 Maiden Lane
Brooklyn, NY 11219        To Confirm: 1-877-248-6417     Plaza Level
                                                         New York, NY 10038
--------------------------------------------------------------------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE RIGHTS ARE PRESENTLY EVIDENCED BY THE CERTIFICATES FOR THE COMMON STOCK. HOWEVER, IN THE FUTURE THE COMPANY MAY ISSUE SEPARATE CERTIFICATES REPRESENTING THE RIGHTS. UNTIL SUCH TIME AS ANY SUCH CERTIFICATES ARE ISSUED, A TENDER BY A STOCKHOLDER OF SUCH STOCKHOLDER'S SHARES OF COMMON STOCK WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. AFTER SUCH TIME AS ANY SUCH CERTIFICATES REPRESENTING RIGHTS ARE ISSUED, A STOCKHOLDER WILL ALSO BE REQUIRED TO TENDER SUCH CERTIFICATES REPRESENTING THE ASSOCIATED RIGHTS IN CONNECTION WITH A TENDER BY SUCH STOCKHOLDER OF SUCH STOCKHOLDER'S SHARES OF COMMON STOCK. UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL REFERENCES IN THIS LETTER OF TRANSMITTAL TO "SHARES" SHALL INCLUDE THE ASSOCIATED RIGHTS.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                      DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of        Share Certificate(s)  Tendered
Registered Holder(s)              (Attach Additional List, if Necessary
(Please Fill in Exactly as
Names(s) Appears on Share
Certificates(s)
--------------------------------------------------------------------------------
                                  Share            Shares and       Number of
                                  Certificate      Rights           Shares and
                                  Numbers)*        Represented by   Rights
                                                   Share            Tendered**
                                                   Certificate(s)*
                                  ---------------- ---------------- ------------
                                  ---------------- ---------------- ------------


                                  ---------------- ---------------- ------------
                                  ---------------- ---------------- ------------


                                  ---------------- ---------------- ------------
                                  ---------------- ---------------- ------------


                                  ---------------- ---------------- ------------
                                  ---------------- ---------------- ------------


                                  ---------------- ---------------- ------------
                                  ---------------- ---------------- ------------


                                  ---------------- ---------------- ------------
                                  ---------------- ---------------- ------------

                                  Total Shares     ---------------- ------------
--------------------------------------------------------------------------------

*  Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

o  CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN,
   SEE INSTRUCTION 8.
--------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders either if certificates representing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2) is utilized, if delivery is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 2 of the Offer to Purchase dated March 23, 2007 (the "Offer to Purchase"). Stockholders whose certificates are not immediately available, or who cannot deliver their certificates or confirmation of the book-entry transfer of their Shares into the Depositary's account at DTC ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

o CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE
     FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account Number _________________ Transaction Code Number __________________

o CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holders(s): _________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Institution that Guaranteed Delivery: _____________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Icahn Partners LP, a Delaware limited partnership, Icahn Partners Master Fund LP, a Cayman Islands Exempted Limited Partnership, Icahn Partners Master Fund II LP, a Cayman Islands Exempted Limited Partnership, Icahn Partners Master Fund III LP, a Cayman Islands Exempted Limited Partnership and High River Limited Partnership, a Delaware limited partnership (collectively, the "Offeror") the above-described shares of common stock, par value $.01 per share, including the associated rights to purchase shares of preferred stock (collectively, the "Shares"), of WCI Communities, Inc (the "Company"), pursuant to Offeror's offer to purchase any and all of the outstanding Shares at a price of $22.00 per Share, net to the tendering stockholder in cash, without interest, less the amount of any distribution per each Share, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 23, 2007 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, including any amendments or supplements thereto collectively constitute the "Offer"). The Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Offeror all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after March 23, 2007) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Shares(and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase),
(b) present such Shares (and any such other Shares or securities or rights) for registration and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints the Offeror and any designee of the Offeror, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of such vote or action (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after March 23, 2007), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by consent in lieu of any such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted inconsideration of, and is effective upon, the acceptance for payment of such Shares (and any such other Shares or securities or rights) by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) and no subsequent proxies will be given (and if given will be deemed to be ineffective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Offeror or the Offeror's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Shares.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or securities or rights issued or issuable in respect thereof on or after March 23, 2007), and that, when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any such other Shares or securities or rights).

     No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" at the address shown below such registered holder(s) name(s). In the event that either or both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such stockholder's account maintained at DTC. The undersigned recognizes that the Offeror has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered hereby.

SPECIAL PAYMENT  INSTRUCTIONS        SPECIAL DELIVERY  INSTRUCTIONS
See Instructions 1, 5, 6 and 7)      (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check    To be completed ONLY if the check for the
for the purchase price of Shares     purchase price of Shares purchased  (less
purchased (less the amount of any    the amount of any federal income and
federal income and backup            backup withholding tax required to be
withholding tax required to be       withheld) or certificates for Shares not
withheld) or certificates for        tendered or not purchased are to be
Shares not tendered or not purchased mailed to someone other than the under-
are to be issued in the name of      signed at an address other than that
someone other than the undersigned.  shown below the undersigned's signature(s).

Issue: o check                       Mail: o check
       o certificate(s) to:                o certificate(s) to:


Name: ______________________________ Name: _____________________________________
            (PLEASE PRINT)                          (PLEASE PRINT)
Address: ___________________________ Address: __________________________________

____________________________________ ___________________________________________

____________________________________ ___________________________________________
             (ZIP CODE)                               (ZIP CODE)

____________________________________ ___________________________________________
   (TAXPAYER IDENTIFICATION NO.)          (TAXPAYER IDENTIFICATION NO.)

                                    SIGN HERE
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                             SIGNATURE(S) OF OWNERS

Dated ____________________________________, 2007

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title) __________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number ____________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s), or certificate(s), if any, representing Rights, or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s) ________________________________________________________

Name____________________________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number ____________________________________

Dated ____________________________________, 2007

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal, or (ii) if such Shares are tendered for the account of a firm that is a member in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates representing Shares are to be forwarded herewith to the Depositary or, unless an Agent's Message (as defined below) is utilized, if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 2 of the Offer to Purchase. Certificates representing all physically tendered Shares, or any book-entry confirmation of Shares, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If a stockholder's certificate(s) representing Shares are not immediately available (or the procedure for the book-entry transfer cannot be completed on a timely basis) or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such stockholder's Shares may nevertheless be tendered if the procedures for guaranteed delivery set forth in Section 2 of the Offer to Purchase are followed. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates representing all tendered Shares, in proper form for transfer, or Book-Entry Confirmation of Shares, as the case may be, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees (or, in connection with a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase. The term "Agent's Message" means a message transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant tendering the Shares that such participant has received, and agrees to be bound by, this Letter of Transmittal.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER SHARES BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) representing the remainder of the Shares that were represented by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution, unless the signature is that of an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates representing Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates representing Shares not tendered or accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC as such stockholder may designate herein. If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC designated above.

     8. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly contact the Information Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     9. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by Offeror, in whole or in part, at any time and from time to time in Offeror's sole discretion.

     10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 28% federal backup withholding tax on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold 28% on all payments of the purchase price until a TIN is provided to the Depositary.

     11. NON-UNITED STATES HOLDERS. Non-United States holders must submit a completed applicable IRS Form W-8 to avoid backup withholding. Such IRS Forms W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent at its address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to federal backup withholding.

     Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Depositary a properly completed IRS applicable Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that
(i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or
(iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 28% on all payments of the purchase price until a TIN is provided to the Depositary.


--------------------------------------------------------------------------------

PAYER: _____________________________________________
------------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                   PART I TAXPAYER IDENTIFICATION NO.                                           PART II FOR PAYEES EXEMPT
FORM W-9                     FOR ALL ACCOUNT                                                              FROM BACKUP WITHHOLDING
                                                                                                          (SEE ENCLOSED GUIDELINES)
DEPARTMENT OF                Enter your tacper identification            --------------------------
THE TREASURY                 number in the appropriate box.                 Social Securty Number
INTERNAL REVENUE SERVICE     For most individuals and sole
                             proprietors, this is your Social                                             PART III
PAYER'S REQUEST              Securty Number.  For other                              OR                   AWAITING TIN o
FOR TAXPAYER                 entities, it is your Employer
IDENTIFICATION NO.           Identification Number.  If you do
                             not have a number, see How to Obtain         --------------------------
                             a TIN in the enclosed Guidelines             Employer Identification
                             to determine what number to enter             Number

------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN AND YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS ADVISING YOU THAT BACKUP WITHHOLDING HAS TERMINATED.
--------------------------------------------------------------------------------

SIGNATURE _____________________________________ DATE _____________________, 2007

--------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
     OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ___________________________________     Date:__________________, 2007
--------------------------------------------------------------------------------

                     THE INFORMATION AGENT FOR THE OFFER IS:


                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                          CALL TOLL-FREE (800) 322-2885

                       Email: wci@mackenziepartners.com